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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                            ______________________

                                  FORM 8-K-A

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

               ____________________________________________________________
Date of Report (Date of earliest event reported):       February 15, 2002

                            SAF T LOK INCORPORATED

            (Exact name of registrant as specified in this charter)

  Florida                       1-11968                        65-0142837
(State of                      (Commission                   (IRS Employer
Incorporation)                 File Number)                  Identification No.)

               32 West State Street, Sharon, Pennsylvania           16146
                (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:   (724) 981-3159


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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


     Effective February 15, 2002, SAF T LOK INCORPORATED, replaced Goldberg, Wagner & Jacobs LLP, as its independent accountants, and engaged Weinberg & Company, P.A. as its new independent accountants. Goldberg Wagner & Jacobs LLP's audit reports on the Company's financial statements for each of the years ended December 31, 2000 and December 31, 1999, did not contain an adverse opinion or disclaimer or opinion, and no such report was qualified or modified as to audit scope or accounting principles, however, their opinion on the financial statements for each of the years ended December 31, 2000 and December 31, 1999, contained an uncertainty that stated, "the accompanying financial statements have been prepared assuming that Saf T Lok Incorporated will continue as a going concern. As discussed in Note 2 to the financial statements, under existing circumstances there is substantial doubt about the ability of Saf T Lok Incorporated to continue as a going concern as of December 31, 2000 (as of December 31,1999). Management's plans in regard to that matter also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

     During the Company's relationship with Goldberg, Wagner & Jacobs LLP there were no disagreements between the Company and Goldberg, Wagner & Jacobs LLP. This engagement began May 30, 1997 and included the subsequent interim period through February 15, 2002.
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During years prior to December 31, 2000, the independent accounting firm was listed under different names but all predecessor firms had the same controlling shareholder/partner.

     During the Company's two most recent fiscal years ended December 31, 2000 and December 31,1999 and the subsequent interim period through February 15, 2002, there were no reportable events.

     The decision to change independent accountants was approved by the Board of Directors as of February 15, 2002.

     The Company announced that it has engaged Weinberg & Company, P.A. as independent auditors of the Company.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SAF T LOK INCORPORATED
                                         ----------------------
                                              (Registrant)
Date:  March 6, 2002
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                                         By:  John F. Hornbostel, Jr.
                                         Director, General Counsel and Secretary
                                         ---------------------------------------

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                                 EXHIBIT INDEX

Sequential          Exhibit
Page Number         Document
-----------         --------
5                   01.1      Goldberg Wagner & Jacobs LLP's letter dated March
                              6, 2002, in response to the Registrant's Form
                              8-KA filed March 6, 2002

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